EXHIBIT 32.1



                                  EXHIBIT 32.1



                              Certification of CEO
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  regarding Quarterly Report on Form 10-QSB for the quarter ended July 31, 2007
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         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended July 31, 2007, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:    September 20, 2007          By: /s/ Joseph Kristul
                                     ------------------------------------------
                                    Joseph Kristul, Chief Executive Officer
                                        and Chief Financial Officer